Exhibit 99.1

Tidewater Reports Second Quarter Results For Fiscal 2011

NEW ORLEANS, LA. November 3, 2010 — Tidewater Inc. (NYSE:TDW) announced today second quarter net earnings for the period ended September 30, 2010, of $19.4 million, or $0.38 per share, on revenues of $267.1 million. For the same quarter last year, net earnings were $98.2 million, or $1.90 per share, inclusive of a $34.3 million, or $0.66 per common share, tax benefit resulting from a favorable resolution of tax litigation, on revenues of $295.5 million. The immediately preceding quarter ended June 30, 2010, had net earnings of $39.8 million, or $0.77 per common share, on revenues of $262.5 million.

Included in net earnings for the quarter ended September 30, 2010, was a $4.35 million ($4.35 million after-tax, or $0.09 per common share) charge included in general and administrative expenses related to an agreement in principle with the United States Department of Justice to resolve the previously disclosed Foreign Corrupt Practices Act investigation. Also included in the September 2010 quarter was an effective tax rate of 34.4%, which reflects the Company’s current estimate for its operating tax rate for fiscal 2011 of approximately 22.5%, the cumulative effect on income tax expense for the six-months ended September 30, 2010 of the Company’s current estimate of its effective tax rate, and the Department of Justice charge, which has no related tax benefit. Relative to the Company’s previously disclosed effective tax rate estimate of 18.5%, the impact of the higher effective tax rate on the September 2010 quarterly results was approximately $0.09 per common share.

As previously announced, Tidewater will hold a conference call to discuss September quarterly earnings on Wednesday, November 3, 2010, at 10:00 a.m. Central time. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-388-7493 if calling from the U.S. or Canada (1-706-679-8348 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start. A replay of the conference call will be available beginning at 12:00 p.m. Central time on November 3, 2010, and will continue until 11:59 p.m. Central time on November 5, 2010. To hear the replay, call 1-800-642-1687 (1-706-645-9291 if calling from outside the U.S.). The conference call ID number is 16647351.

A simultaneous webcast of the conference call will be accessible online at the Tidewater Inc. website, (www.tdw.com). The online replay will be available until December 3, 2010. Upon completion of the conference call, the company will also file a Form 8-K with the SEC, which will include a transcript of the conference call.

Tidewater Inc. owns 396 vessels, the world’s largest fleet of vessels serving the global offshore energy industry.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc., New Orleans

Joe Bennett, Executive Vice President and Chief Investor Relations Officer

504-566-4506

Financial information is displayed on the next page.

TIDEWATER INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

(In thousands, except share and per share data)

	Quarter Ended September 30,		Six Months Ended September 30,
	2010	2009	2010	2009
Revenues:
Vessel revenues	$266,870	294,563	528,866	604,999
Other marine revenues	230	961	759	17,134
	267,100	295,524	529,625	622,133
Costs and expenses:
Vessel operating costs	169,892	157,526	324,475	311,177
Costs of other marine revenues	203	882	698	15,582
Depreciation and amortization	35,832	32,260	70,795	63,909
General and administrative	37,919	37,686	70,694	72,074
Provision for Venezuelan operations	—	517	—	49,070
Gain on asset dispositions, net	(3,638)	(5,374)	(9,196)	(17,912)
	240,208	223,497	457,466	493,900
Operating income	26,892	72,027	72,159	128,233
Other income (expenses):
Foreign exchange (loss) gain	(436)	(2,252)	1,174	(4,838)
Equity in net earnings of unconsolidated companies	2,785	5,557	5,475	10,972
Interest income and other, net	2,029	502	2,407	3,670
Interest and other debt costs	(1,686)	(450)	(2,759)	(527)
	2,692	3,357	6,297	9,277
Earnings before income taxes	29,584	75,384	78,456	137,510
Income tax (benefit) expense	10,181	(22,801)	19,222	(5,157)
Net earnings	$19,403	98,185	59,234	142,667

Basic earnings per common share	$0.38	1.91	1.16	2.78

Diluted earnings per common share	$0.38	1.90	1.15	2.77

Weighted average common shares outstanding	51,003,348	51,371,295	51,165,791	51,366,826
Dilutive effect of stock options and restricted stock	153,819	234,171	193,872	216,718
Adjusted weighted average common shares	51,157,167	51,605,466	51,359,663	51,583,544

Cash dividends declared per common share	$0.25	0.25	0.50	0.50

TIDEWATER INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share and par value data)

ASSETS	September 30, 2010	March 31, 2010
Current assets:
Cash and cash equivalents	$51,653	223,070
Trade and other receivables, net	301,248	311,617
Marine operating supplies	48,522	44,237
Other current assets	13,948	6,703
Total current assets	415,371	585,627
Investments in, at equity, and advances to unconsolidated companies	32,331	40,614
Properties and equipment:
Vessels and related equipment	3,769,478	3,455,322
Other properties and equipment	84,047	82,007
	3,853,525	3,537,329
Less accumulated depreciation and amortization	1,291,160	1,283,505
Net properties and equipment	2,562,365	2,253,824
Goodwill	328,754	328,754
Other assets	89,772	84,538
Total assets	$3,428,593	3,293,357

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current maturities on long-term debt	—	25,000
Accounts payable	42,195	41,673
Accrued expenses	140,256	119,485
Accrued property and liability losses	3,922	4,809
Other current liabilities	27,825	13,745
Total current liabilities	214,198	204,712
Long-term debt	390,000	275,000
Deferred income taxes	216,258	211,504
Accrued property and liability losses	4,161	12,809
Other liabilities and deferred credits	124,151	125,302

Commitments and Contingencies

Stockholders’ equity:
Common stock of $0.10 par value, 125,000,000 shares authorized, issued 51,421,176 shares at September 30, 2010 and 51,830,048 shares at March 31, 2010	5,140	5,183
Additional paid-in capital	79,730	73,203
Retained earnings	2,416,078	2,402,575
Accumulated other comprehensive loss	(21,123)	(16,931)
Total stockholders’ equity	2,479,825	2,464,030
Total liabilities and stockholders' equity	$3,428,593	3,293,357

TIDEWATER INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Six Months Ended September 30,
	2010	2009

Operating activities:
Net earnings	$59,234	142,667
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	70,795	63,909
Provision (benefit) for deferred income taxes	(10,660)	(14,215)
Compensation expense - stock-based	4,419	4,936
Gain on asset dispositions, net	(9,196)	(17,912)
Provision for Venezuelan operations, net	—	49,070
Reversal of liabilities for uncertain tax positions	—	(34,284)
Equity in earnings of unconsolidated companies, net of dividends	8,283	3,343
Excess tax benefits on stock options exercised	(195)	(194)
Changes in assets and liabilities, net:
Trade and other receivables	2,219	(41,329)
Marine operating supplies	(2,285)	5,396
Other current assets	(7,245)	(6,816)
Accounts payable	522	107
Accrued expenses	16,641	6,448
Accrued property and liability losses	(887)	246
Other current liabilities	17,003	8,694
Other liabilities and deferred credits	3,552	(4,589)
Other, net	1,159	(644)
Net cash provided by operating activities	153,359	164,833
Cash flows from investing activities:
Proceeds from sales of assets	18,368	23,216
Proceeds from sales/leaseback of assets	—	101,755
Proceeds from insurance settlements on Venezuela seized vessels	8,150	—
Additions to properties and equipment	(391,463)	(212,532)
Net cash used in investing activities	(364,945)	(87,561)
Cash flows from financing activities:
Principal payments on debt	(75,000)	—
Debt borrowings	165,000	—
Debt issuance costs	(6,184)	(7,707)
Proceeds from exercise of stock options	1,919	962
Cash dividends	(25,773)	(25,859)
Excess tax benefits on stock options exercised	195	194
Stock repurchases	(19,988)	—
Net cash provided by (used in) financing activities	40,169	(32,410)
Net change in cash and cash equivalents	(171,417)	44,862
Cash and cash equivalents at beginning of period	223,070	250,793
Cash and cash equivalents at end of period	$51,653	295,655
Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$8,463	7,163
Income taxes	$23,649	29,568

The company’s vessel revenues and vessel operating expenses and the related percentage of total vessel revenues for the quarters and the six-month periods ended September 30, 2010 and 2009 and for the quarter ended June 30, 2010, were as follows:

	Quarter Ended September 30,				Six Months Ended September 30,				Quarter Ended June 30,
(In thousands)	2010	%	2009	%	2010	%	2009	%	2010	%
Vessel revenues:
International	$241,579	91%	271,898	92%	478,724	91%	557,886	92%	237,145	91%
United States	25,291	9%	22,665	8%	50,142	9%	47,113	8%	24,851	9%
Vessel revenues	266,870	100%	294,563	100%	528,866	100%	604,999	100%	261,996	100%
Vessel operating costs:
Crew costs	$89,941	34%	78,737	27%	170,633	32%	161,489	27%	80,692	31%
Repair and maintenance	31,791	12%	31,452	11%	58,884	11%	57,086	9%	27,093	10%
Insurance and loss reserves	4,513	2%	3,383	1%	8,923	2%	8,059	1%	4,410	2%
Fuel, lube and supplies	16,437	6%	15,213	5%	31,358	6%	28,055	5%	14,921	6%
Vessel operating leases	4,490	2%	4,321	1%	8,980	2%	6,070	1%	4,490	2%
Other	22,720	9%	24,420	8%	45,697	9%	50,418	8%	22,977	9%
Total vessel operating costs	169,892	64%	157,526	53%	324,475	61%	311,177	51%	154,583	59%
Vessel operating margin (A)	$96,978	36%	137,037	46%	204,391	38%	293,822	48%	107,413	41%

Note (A): The following table reconciles vessel operating margin as presented above to operating income for the quarters and the six-month periods ended September 30, 2010 and 2009 and for the quarter ended June 30, 2010:

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
(In thousands)	2010	2009	2010	2009	2010
Vessel operating margin	$96,978	137,037	204,391	293,822	107,413
Other marine services revenues	230	961	759	17,134	529
Costs of other marine revenues	(203)	(882)	(698)	(15,582)	(495)
Depreciation and amortization	(35,832)	(32,260)	(70,795)	(63,909)	(34,963)
General and administrative	(37,919)	(37,686)	(70,694)	(72,074)	(32,775)
Provision for Venezuelan operations	—	517	—	(49,070)	—
Gain on asset dispositions, net	3,638	5,374	9,196	17,912	5,558
Operating income	$26,892	73,061	72,159	128,233	45,267

The company’s operating income and other components of earnings before income taxes and its related percentage of total revenue for the quarters and the six-month periods ended September 30, 2010 and 2009 and for the quarter ended June 30, 2010, were as follows:

	Quarter Ended September 30,						Six Months Ended September 30,						Quarter Ended June 30,
(In thousands)	2010	%		2009	%		2010	%		2009	%		2010	%
Vessel operating profit:
International	$31,025	12%		78,590	27%		74,130	14%		128,482	21%		43,105	16%
United States	5,251	2%		1,214	<1%		10,735	2%		3,843	1%		5,484	2%
	36,276	14%		79,804	27%		84,865	16%		132,325	21%		48,589	19%
Corporate expenses	(12,864)	(5%	)	(13,042)	(4%	)	(21,627)	(4%	)	(22,943)	(4%	)	(8,763)	(3%	)
Gain on asset dispositions, net	3,638	1%		5,374	2%		9,196	2%		17,912	3%		5,558	2%
Other marine services	(158)	(<1%	)	(109)	(<1%	)	(275)	(<1%	)	939	<1%		(117)	(<1%	)
Operating income	26,892	10%		72,027	24%		72,159	14%		128,233	21%		45,267	17%
Foreign exchange (loss) gain	(436)	(<1%	)	(2,252)	(1%	)	1,174	<1%		(4,838)	(1%	)	1,610	1%
Equity in net earnings of unconsolidated companies	2,785	1%		5,557	2%		5,475	1%		10,972	2%		2,690	1%
Interest income and other, net	2,029	1%		502	<1%		2,407	<1%		3,670	1%		378	<1%
Interest and other debt costs	(1,686)	(1%	)	(450)	(<1%	)	(2,759)	(1%	)	(527)	(<1%	)	(1,073)	(<1%	)
Earnings before income taxes	$29,584	11%		75,384	26%		78,456	15%		137,510	22%		48,872	19%

The company’s revenues, vessel utilization percentages and average day rates by vessel class and in total for the quarters and the six-month periods ended September 30, 2010 and 2009 and for the quarter ended June 30, 2010, were as follows:

	Quarter Ended September 30		Six Months Ended September 30,		Quarter Ended June 30,
	2010	2009	2010	2009	2010
REVENUES BY VESSEL CLASS (In thousands):
International-based fleet:
Deepwater vessels	$88,193	73,695	177,788	142,808	89,595
Towing-supply/supply	124,797	166,472	243,894	346,653	119,097
Crew/utility	19,812	22,393	38,922	47,963	19,110
Offshore tugs	8,777	9,338	18,120	19,895	9,343
Other	—	—	—	567	—
Total	$241,579	271,898	478,724	557,886	237,145
United States-based fleet:
Deepwater vessels	$16,672	14,714	33,720	28,011	17,048
Towing-supply/supply	8,190	7,342	15,561	16,857	7,371
Crew/utility	429	609	861	2,245	432
Total	$25,291	22,665	50,142	47,113	24,851
Worldwide fleet:
Deepwater vessels	$104,865	88,409	211,508	170,819	106,643
Towing-supply/supply	132,987	173,814	259,455	363,510	126,468
Crew/utility	20,241	23,002	39,783	50,208	19,542
Offshore tugs	8,777	9,338	18,120	19,895	9,343
Other	—	—	—	567	—
Total	$266,870	294,563	528,866	604,999	261,996
UTILIZATION:
International-based fleet:
Deepwater vessels	77.4%	78.5	80.4	78.6	83.6
Towing-supply/supply	55.2	71.1	54.6	72.5	53.9
Crew/utility	76.0	71.3	74.2	73.5	72.4
Offshore tugs	55.1	60.4	57.2	57.1	59.4
Other	—	—	—	79.2	—
Total	62.3%	71.3	62.2	72.3	62.2
United States-based fleet:
Deepwater vessels	89.1%	76.7	90.0	84.3	91.0
Towing-supply/supply	48.9	32.2	46.4	35.8	44.1
Crew/utility	32.5	18.7	25.0	32.8	20.4
Total	57.2%	37.7	54.0	43.4	51.1
Worldwide fleet:
Deepwater vessels	78.9%	78.2	81.6	79.4	84.6
Towing-supply/supply	54.6	66.8	53.8	68.5	52.9
Crew/utility	73.9	66.4	71.2	69.6	68.5
Offshore tugs	55.1	60.4	57.2	57.1	59.4
Other	—	—	—	79.2	—
Total	61.8%	67.8	61.5	69.3	61.1
AVERAGE VESSEL DAY RATES:
International-based fleet:
Deepwater vessels	$22,619	24,222	22,655	24,834	22,690
Towing-supply/supply	11,975	12,399	12,040	12,445	12,108
Crew/utility	4,766	4,935	4,780	5,085	4,793
Offshore tugs	6,415	7,059	6,408	7,406	6,402
Other	—	—	—	9,679	—
Total	$12,173	12,177	12,251	12,186	12,331
United States-based fleet:
Deepwater vessels	$25,432	29,792	25,591	26,834	25,747
Towing-supply/supply	8,268	9,627	7,989	9,873	7,702
Crew/utility	4,778	5,045	4,763	5,010	4,749
Total	$14,570	16,456	14,550	14,726	14,531
Worldwide fleet:
Deepwater vessels	$23,024	25,000	23,077	25,142	23,129
Towing-supply/supply	11,653	12,250	11,685	12,296	11,718
Crew/utility	4,767	4,938	4,779	5,082	4,792
Offshore tugs	6,415	7,059	6,408	7,406	6,402
Other	—	—	—	9,679	—
Total	$12,366	12,426	12,437	12,352	12,511

The average day rates and utilization percentages for the company’s new vessels (defined as vessels acquired or constructed since calendar year 2000 as part of its new build and acquisition program) and its older, more traditional vessels for the quarters and the six-month periods ended September 30, 2010 and 2009 and for the quarter ended June 30, 2010, were as follows:

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
	2010	2009	2010	2009	2010
AVERAGE VESSEL DAY RATES:
International-based fleet:
New vessels	$14,122	16,160	14.345	16,301	14,587
Traditional vessels	7,603	8,193	7,699	8,531	7,787
Total International-based fleet	$12,173	12,177	12,251	12,186	12,331
United States-based fleet:
New vessels	$21,205	21,955	21,227	19,560	21,248
Traditional vessels	10,039	12,874	9,823	11,309	9,597
Total U.S.-based fleet	$14,570	16,456	14,550	14,726	14,531
Worldwide fleet:
New vessels	$14,463	16,429	14,694	16,490	14,943
Traditional vessels	7,964	8,518	7,998	8,730	8,029
Total Worldwide Fleet	$12,366	12,426	12,437	12,352	12,511

UTILIZATION:
International-based fleet:
New vessels	85.8%	86.8	86.1	86.6	86.5
Traditional vessels	37.9	60.5	38.8	63.0	39.7
Total International-based fleet	62.3%	71.3	62.2	72.3	62.2
United States-based fleet:
New vessels	76.6%	49.2	72.5	58.1	68.9
Traditional vessels	48.8	32.7	45.7	36.8	43.0
Total U.S.-based fleet	57.2%	37.7	54.0	43.4	51.1
Worldwide fleet:
New vessels	85.3%	83.8	85.3	84.2	85.3
Traditional vessels	39.2	57.2	39.7	60.0	40.1
Total Worldwide Fleet	61.8%	67.8	61.5	69.3	61.1

The company’s average number of vessels by class and geographic distribution for the quarters and the six-month periods ended September 30, 2010 and 2009 and for the quarter ended June 30, 2010:

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
	2010	2009	2010	2009	2010
International-based fleet:
Deepwater vessels	55	42	53	40	52
Towing-supply/supply	205	205	203	210	200
Crew/utility	59	69	60	70	61
Offshore tugs	27	24	27	26	27
Other	—	—	—	—	—
Total	346	340	343	346	340
United States-based fleet:
Deepwater vessels	8	7	8	7	8
Towing-supply/supply	22	26	23	26	24
Crew/utility	3	7	4	7	5
Total	33	40	35	40	37
Owned or chartered vessels included in marine revenues (B)	379	380	378	386	377
Vessels withdrawn from service	6	8	6	9	6
Joint-venture and other	10	10	10	10	10
Total	395	398	394	405	393

Note (B): Included in total owned or chartered vessels, for the quarters ended September 30, 2010 and 2009 and for the quarter ended June 30, 2010, were 94, 70 and 89 vessels, respectively, that were stacked by the company. These vessels were considered to be in service and were included in the calculation of the company’s utilization statistics.

The company’s vessel commitments by vessel class and type as of September 30, 2010, were as follows:

	International Built			U.S. Built
Vessel class and type	Number of Vessels	Total Cost	Expended Through 9/30/10	Number of Vessels	Total Cost	Expended Through 9/30/10
		(In thousands)			(In thousands)
Deepwater vessels:
Anchor handling towing supply	—	—	—	—	—	—
Platform supply vessels	17	$471,545	$143,485	1	$31,685	$19,929
Towing-supply/supply vessels:
Anchor handling towing supply	11	$187,938	$84,655	—	—	—
Platform supply vessels	—	—	—	—	—	—
Crewboats	1	$9,656	$7,526	—	—	—
Totals	29	$669,139	$235,666	1	$31,685	$19,929

The table below summarizes by vessel class and vessel type the number of vessels expected to be delivered by quarter along with the expected quarterly cash outlay (in thousands) of the various vessel commitments as discussed above:

	Quarter Period Ended

Vessel class and type	12/10	03/11	06/11	09/11	12/11	Thereafter

Deepwater vessels:
Anchor handling towing supply	—	—	—	—	—	—
Platform supply vessels	—	3	4	2	2	7
Towing-supply/supply vessels:
Anchor handling towing supply	4	1	3	1	1	1
Platform supply vessels	—	—	—	—	—	—
Crewboats	—	—	1	—	—	—
Totals	4	4	8	3	3	8
(In thousands)
Expected quarterly cash outlay	$121,647	82,975	88,963	57,984	41,252	52,408	(C)

Note (C): The $52,408 of ‘Thereafter’ vessel construction obligations is expected to be paid out as follows: $25,319 in the remaining quarter of fiscal 2012 and $27,089 during fiscal 2013.